UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2012

DRI Corporation

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-28539	56-1362926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13760 Noel Road, Suite 830 Dallas, Texas		75240
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 378-8992

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

ITEM 1.01	Entry into Material Definitive Agreement.

On March 13, 2012 (the “Effective Date”), our wholly-owned North Carolina subsidiaries Digital Recorders, Inc. and TwinVision of North America, Inc. (collectively, the “Borrowers”), and DRI Corporation (“DRI” or the “Company”), and BHC Interim Funding III, L.P., a Delaware limited partnership (“BHC”), in its capacity as assignee of all rights, interest and obligations of PNC Bank, National Association (“PNC”) under the Credit Agreement (as defined herein), entered into a Forbearance Agreement (the “Credit Agreement Forbearance Agreement”) relating to that certain Revolving Credit and Security Agreement, dated as of June 30, 2008, by and among Borrowers, DRI and BHC (as amended from time to time and in effect as of the Effective Date, the “Credit Agreement”).

Pursuant to the Credit Agreement Forbearance Agreement, BHC has agreed to forbear from exercising any and all rights and remedies available to BHC under the Credit Agreement with respect to the Credit Agreement Designated Defaults, as defined below, for the period commencing on the Effective Date and terminating on the earliest to occur of any of the following events: (i) the occurrence of a default by the Borrowers of any of their agreements contained in the Credit Agreement Forbearance Agreement, (ii) the occurrence of any Default or Event of Default (as each such term is defined in the Credit Agreement) under the Credit Agreement or any document related thereto that does not constitute a Credit Agreement Designated Default, or (iii) 12:00 p.m. (New York Time) on March 30, 2012 (the earliest date of occurrence of any of the foregoing events, the “Credit Agreement Forbearance Termination Date”).

As consideration for the Credit Agreement Forbearance Agreement, the Borrowers (A) paid BHC a forbearance fee of $50,000 on the Effective Date, (B) agreed to pay BHC an additional forbearance fee of $100,000 if the Obligations (as defined in the Credit Agreement) have not been paid in full on or before the Credit Agreement Forbearance Termination Date; provided, however, that the Borrowers will not be obligated to pay such additional forbearance fee if the Borrowers have commenced bankruptcy proceedings under Title 11 of the U.S. Bankruptcy Code on or before March 31, 2012, and (C) agreed to take and refrain from taking certain other actions more fully described in Item 2.03—Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant, below.

Also on the Effective Date, the Borrowers, the Company and BHC entered into a Forbearance Agreement (the “Loan Agreement Forbearance Agreement”) relating to that certain Loan and Security Agreement, dated as of June 30, 2008, by and among Borrowers, DRI and BHC (as amended from time to time and in effect as of the Effective Date, the “Loan Agreement”).

Pursuant to the Loan Agreement Forbearance Agreement, BHC has agreed to forbear from exercising any and all rights and remedies available to BHC under the Loan Agreement with respect to the Loan Agreement Designated Defaults, as defined below, for the period commencing on the Effective Date and terminating on the earliest to occur of any of the following events: (i) the occurrence of a default by the Borrowers of any of their agreements contained in the Loan Agreement Forbearance Agreement, (ii) the occurrence of any Default or Event of Default (as each such term is defined in the Loan Agreement) under the Loan Agreement or any document related thereto that does not constitute a Loan Agreement Designated Default, or (iii) 12:00 p.m. (New York Time) on March 30, 2012 (the earliest date of occurrence of any of the foregoing events, the “Loan Agreement Forbearance Termination Date”).

As consideration for the Loan Agreement Forbearance Agreement, the Borrowers (A) paid BHC a forbearance fee of $50,000 on the Effective Date, (B) agreed to pay BHC an additional forbearance fee of $100,000 if the Obligations (as defined in the Loan Agreement) have not been paid in full on or before the Loan Agreement Forbearance Termination Date; provided, however, that the Borrowers will not be obligated to pay such additional forbearance fee if the Borrowers have commenced bankruptcy proceedings under Title 11 of the U.S. Bankruptcy Code on or before March 31, 2012, and (C) agreed to take and refrain from taking certain other actions more fully described in Item 2.03—Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant, below.

The respective material terms and conditions of the Credit Agreement Forbearance Agreements and the Loan Agreement Forbearance Agreement are more fully described in Item 2.03—Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant, below.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Credit Agreement Forbearance Agreement:

On the Effective Date, the Borrowers, the Company and BHC (as assignee of all rights, interest and obligations of PNC under the Credit Agreement) entered into the Credit Agreement Forbearance Agreement. The Credit Agreement Forbearance Agreement was executed at the request of DRI and the Borrowers in light of such parties’ failure to comply with their financial covenants contained in the Credit Agreement relating to their fixed charge coverage ratio, leverage ratio and minimum EBITDA for the period ended December 31, 2011, which failure to comply, in turn, constitutes Events of Default (as defined in the Credit Agreement) of the Company and the Borrowers under the terms and conditions of the Credit Agreement (such Events of Default, collectively, the “Credit Agreement Designated Defaults”).

Pursuant to the Credit Agreement Forbearance Agreement, BHC has agreed to forbear from exercising any and all rights and remedies available to BHC under the Credit Agreement with respect to the Credit Agreement Designated Defaults for the period commencing on the Effective Date and terminating on the Credit Agreement Forbearance Termination Date. Notwithstanding any other provision of the Credit Agreement or the Credit Agreement Forbearance Agreement to the contrary, however: (A) from and after the Effective Date, the obligations of BHC to make Advances (as defined under the Credit Agreement) requested by the Borrowers has been terminated, and (B) interest at the Default Rate (as defined in the Credit Agreement) will be charged retroactively on the Obligations (as defined in the Credit Agreement) from February 15, 2012 until all Obligations have been paid in full. As of the Effective Date, the indebtedness of the Borrowers to BHC under the Credit Agreement was equal to the principal amount of $2,593,324.19.

As consideration for the Credit Agreement Forbearance Agreement, the Borrowers, among other things: (i) paid BHC a forbearance fee of $50,000 on the Effective Date; (ii) agreed to pay BHC an additional forbearance fee of $100,000 if the Obligations (as defined in the Credit Agreement) have not been paid in full on or before the Credit Agreement Forbearance Termination Date; provided, however, that the Borrowers will not be obligated to pay such additional forbearance fee if the Borrowers have commenced bankruptcy proceedings under Title 11 of the U.S. Bankruptcy Code on or before March 31, 2012; (iii) agreed to deliver to BHC on a weekly basis a written report setting forth the financial status of the Borrowers and their operations (including the status of the liquidation of any assets (including equipment) and sales outside the ordinary course of business of the Borrowers); (iv) agreed that BHC may contact Customers (as defined in the Credit Agreement); and (v) agreed to refrain from taking any of the following actions (collectively, the “Restricted Actions”): (A) declaring, paying or making any dividend or distribution on any shares of capital stock; (B) applying any funds, property or assets to the purchase, redemption or retirement of any shares of capital stock or options to purchase or acquire any such shares; and (C) directly or indirectly purchasing, acquiring or leasing any property from, or selling, transferring or leasing any property to, or otherwise entering into any transaction or deal with, any affiliate.

The foregoing description of the material terms and conditions of the Credit Agreement Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement Forbearance Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Loan Agreement Forbearance Agreement:

On the Effective Date, the Borrowers, the Company and BHC entered into the Loan Agreement Forbearance Agreement. The Loan Agreement Forbearance Agreement was executed at the request of DRI and the Borrowers in light of such parties’ failure to comply with their financial covenants contained in the Loan Agreement relating to their fixed charge coverage ratio, net worth and leverage ratio for the period ended December 31, 2011, which failure to comply, in turn, constitutes Events of Default (as defined in the Loan Agreement) of the Company and the Borrowers under the terms and conditions of the Loan Agreement (such Events of Default, collectively, the “Loan Agreement Designated Defaults”).

Pursuant to the Loan Agreement Forbearance Agreement, BHC has agreed to forbear from exercising any and all rights and remedies available to BHC under the Loan Agreement with respect to the Loan Agreement Designated Defaults for the period commencing on the Effective Date and terminating on the Loan Agreement Forbearance Termination Date. Notwithstanding any other provision of the Loan Agreement or the Loan Agreement Forbearance Agreement to the contrary, however, interest at the Default Rate (as defined in the Loan Agreement) will be charged retroactively on the Obligations (as defined in the Loan Agreement) from December 31, 2011 until all Obligations have been paid in full. As of the Effective Date, the indebtedness of the Borrowers to BHC under the Loan Agreement was equal to the principal amount of $4,750,000.

As consideration for the Credit Agreement Forbearance Agreement, the Borrowers, among other things: (i) paid BHC a forbearance fee of $50,000 on the Effective Date; (ii) agreed to pay BHC an additional forbearance fee of $100,000 if the Obligations (as defined in the Loan Agreement) have not been paid in full on or before the Loan Agreement Forbearance Termination Date; provided, however, that the Borrowers will not be obligated to pay such additional forbearance fee if the Borrowers have commenced bankruptcy proceedings under Title 11 of the U.S. Bankruptcy Code on or before March 31, 2012; (iii) agreed to deliver to BHC on a weekly basis a written report setting forth the financial status of the Borrowers and their operations (including the status of the liquidation of any assets (including equipment) and sales outside the ordinary course of business of the Borrowers); (iv) agreed that BHC may contact Account Debtors (as defined in the Loan Agreement); and (v) agreed to refrain from taking any of the Restricted Actions.

The foregoing description of the material terms and conditions of the Loan Agreement Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement Forbearance Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Forbearance Agreement, dated as of March 13, 2012, by and among Digital Recorders, Inc., TwinVision of North America, Inc., DRI Corporation and BHC Interim Funding III, L.P. (relating to that certain Revolving Credit and Security Agreement, dated as of June 30, 2008).

10.2	Forbearance Agreement, dated as of March 13, 2012, by and among Digital Recorders, Inc., TwinVision of North America, Inc., DRI Corporation and BHC Interim Funding III, L.P. (relating to that certain Loan and Security Agreement, dated as of June 30, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2012

DRI CORPORATION

	By:	/S/ DAVID L. TURNEY
David L. Turney
Chairman of the Board and Chief Executive Officer

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